Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 10, 2007, among Elixir Gaming Technologies, Inc., a Nevada corporation (the "Company”), and purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser,” and collectively, the “Purchasers”).

R E C I T A L S

WHEREAS, Elixir Group Limited, a Hong Kong corporation (“Elixir Group”), proposes to sell to the Purchasers certain Warrants to purchase shares of the Company’s Common Stock to the Purchasers pursuant to that certain Warrant Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith by and among Elixir Group, the Company and the Purchasers.

WHEREAS, the Company wishes to enter into this Registration Rights Agreement with the Purchasers, and confer upon the Purchasers the benefits provided hereunder, as an inducement to the Purchasers to enter into the Purchase Agreement and consummate the transactions thereunder.

A G R E E M E N T

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

"Advice” shall have the meaning set forth in Section 7(c).

"Allowable Grace Period” shall have the meaning set forth in Section 3(j).

"Effective Date” means the date that the Registration Statement is declared effective by the Commission.

"Effectiveness Deadline” means, with respect to the initial Registration Statement required hereunder, (i) in the event that the Registration Statement is not subject to a review by the Commission, the earlier of (x) the 5th Business Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, and (y) the date that is 60 calendar days after the Filing Deadline, or (ii) in the event that the Registration Statement is subject to a review by the Commission, the date that is 120 calendar days after the Filing Deadline.

"Effectiveness Failure” shall have the meaning set forth in Section 2(b).

"Filing Date” means, with respect to the initial Registration Statement required hereunder, the date the Registration Statement is filed with the Commission.

"Filing Deadline” means, with respect to the initial Registration Statement required hereunder, 30 calendar days after the Closing Date.

"Filing Failure” shall have the meaning set forth in Section 2(b).

"Grace Period” shall have the meaning set forth in Section 3(j).

"Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Indemnified Party” shall have the meaning set forth in Section 5(c).

"Indemnifying Party” shall have the meaning set forth in Section 5(c).

"Losses” shall have the meaning set forth in Section 5(a).

"Plan of Distribution” shall have the meaning set forth in Section 2(a).

"Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities” means all of (i) the Warrant Shares; and (ii) any             shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event of the Company affecting the Warrant Shares; provided, however, a security shall no longer be a Registrable Security once it has been sold pursuant to Rule 144 under the Securities Act, or may be sold, without volume restrictions pursuant to Rule 144(k) under the Securities Act or sold pursuant to a Registration Statement.

"Registration Delay Payments” shall have the meaning set forth in Section 2(b).

"Registration Statement” means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

"Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

"Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

2. Shelf Registration.

(a) On or prior to the Filing Deadline, and subject to the availability of Rule 415, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain substantially the “Plan of Distribution” attached hereto as Annex A, as modified by the Company as necessary to conform to comments from the Commission. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and after the Effective Date, shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, subject, however, to any Allowable Grace Period. The Company agrees to request the Commission for acceleration of effectiveness at 4:00 p.m. Eastern Standard Time on the Effective Date, and by 9:30 a.m. Eastern Standard Time on the Trading Day following the Effective Date, to file a final Prospectus with the Commission pursuant to Rule 424 and notify the Holders via facsimile of effectiveness of the Registration Statement.

(b) If (i) the initial Registration Statement required to be filed by the Company pursuant to this Agreement that covers all of the Registrable Securities is (A) not filed with the Commission on or before the Filing Deadline (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause) (a “Filing Failure”) or (B) not declared effective by the Commission on or before the Effectiveness Deadline (an "Effectiveness Failure”) or (ii) on any day during the Effectiveness Period sales of all of the Registrable Securities cannot be made (other than during an Allowable Grace Period (as defined in Section 3(j)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder of Registrable Securities an amount in cash equal to one percent (1%) of the aggregate Warrant Subscription Amount and Warrant Exercise Amount that has actually been paid by such Holder in respect of its Registrable Securities on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; (iii) the initial day of a Maintenance Failure; (iv) on every thirtieth day after the day of a Filing Failure and thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on every thirtieth day after the day of an Effectiveness Failure and thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured, subject to adjustment as provided herein; and (vi) on every thirtieth day after the initial day of a Maintenance Failure and thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured. In the event of a failure by the Company to cure an Effectiveness Failure on or before the thirtieth day after the date of the Effectiveness Deadline as set forth in clause (v) above, the Registration Delay Payment (as defined herein) for failure to cure such an Effectiveness Failure after such initial 30-day cure period shall be increased to the amounts per each subsequent 30-day period as follows: (i) for the first 30-day period thereafter, at 1.5%; (ii) for the next 30-day period thereafter, at 2.0%; (iii) for the next 30-day period thereafter, at 2.0%; (iv) for the next 30-day period thereafter, at 2.0%; and (v) every 30-day period thereafter in perpetuity, at 3.0%. The payments to which a holder shall be entitled pursuant to this Section 2(b) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured.

(c) In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) when declared effective or at any time thereafter is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than the later of: (i) sixty (60) days after the date substantially all of the Registrable Securities previously included in the initial Registration Statement have been sold; or (ii) the date that is six (6) months after the Effective Date. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

(d) For the avoidance of doubt and notwithstanding anything contained herein to the contrary, no Registration Delay Payment is payable by the Company to any particular Holder if any such Filing Failure, Effectiveness Failure, or Maintenance Failure, as the case may be, in relation to such Holder’s Registrable Securities included in such Registration Statement is caused by the default of the obligations of the relevant Holder under this Agreement (including, without limitation, the obligations of the Holder as set forth in Section 3(a) below). In addition, notwithstanding anything contained herein to the contrary, in the event that the Company is delinquent in filing the Registration Statement by a period of time such that the Effectiveness Deadline has passed and an Effectiveness Failure has occurred, so that a Registration Delay Payment is triggered for both the Filing Failure and the Effectiveness Failure concurrently, then the Company shall only be obligated to pay one Registration Delay Payment for the concurrent failures, for whichever failure results in a greater Registration Delay Payment.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) The Company shall not file a Registration Statement, any Prospectus, or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Shareholder Questionnaire (as amended and supplemented). Each Holder agrees to be named in the Registration Statement and to carry out the offer and sale of Registrable Securities held by such Holder in a conformance with the Plan of Distribution attached hereto as Annex A, as modified by the Company as necessary to conform to comments from the Commission. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) by the end of the eighth Trading Day following the date on which such Holder receives the Selling Shareholder Questionnaire and draft materials in accordance with this Section. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder, its directors, authorized officers or attorneys expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder its directors, authorized officers or attorneys expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. Each Holder shall ensure that its Selling Shareholder Questionnaire furnished to the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

(b) Not less than five Trading Days prior to the filing of each Registration Statement and not less than two Trading Days prior to the filing of any related amendment or supplement thereto, the Company shall permit the Holders to review and comment upon the Registration Statement and any amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor reports), and not file any Registration Statement or amendment or supplement thereto in a form to which the Holders or their legal counsel reasonably objects, provided that the Holders or their legal counsel shall provide the Company with any comments within two (2) Trading Days of the receipt of the Registration Statement and shall provide the Company with any comments within one (1) Trading Day of the receipt of any related amendment or supplement thereto. The Company shall furnish to the Holder, without charge, (i) copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the Commission, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder and not otherwise available on the EDGAR system, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

(c) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, except for periods based on events described in Section 3(d), (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond promptly to any comments received from the Commission with respect to a Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act applicable to the Company with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (iv) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible, and in any event within one (1) Trading Day after the occurrence of the event requiring notice herein, (i) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction; (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (v) when the Commission notifies the Company whether there will be a review of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information). Any and all of such information contemplated by subparagraphs (i) through (v) shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder whose Registrable Securities are included in any Registration Statement, without charge, if not otherwise available on the EDGAR system (i) promptly after the same is prepared and filed with the Commission, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of each Prospectus and each amendment or supplement thereto, provided by the Company pursuant to subpart (f) above, by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) Prior to any resale of Registrable Securities by a Holder, register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) Within two (2) Trading Days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission. The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Securities Act, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(j) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (iv) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, provided that each period (each, a “Grace Period”) shall not exceed fifteen (15) consecutive days and during any three hundred sixty five (365) such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”).

(k) Comply with all applicable rules and regulations of the Commission.

(l) Prior to the effectiveness of the Registration Statement and all other amendments and supplements to the Prospectus, the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder, (ii) the natural persons thereof that have voting and dispositive control over the shares of Common Stock, and (iii) any affiliation between the Holder and either the Company’s independent accountants or any member of the FINRA, The Financial Industry Regulatory Authority (formerly NASD).

(m) The Company shall use its best efforts either to cause all of the Registrable Securities covered by a Registration Statement to be listed on the primary securities exchange or stock market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or stock market.

(n) The Company agrees not to name or describe a Holder as an underwriter in the Registration Statement, except if Holder provided its consent to such disclosure to the Company or if such Holder is required under applicable securities law to be described in the Registration Statement as an underwriter or pursuant to the Commission’s comments, in which case the Company shall notify such Holder and provide such Holder the opportunity to provide input and response in connection with the disclosure.

(o) If requested by a Holder, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

4. Registration Expenses. All fees and expenses incidental to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing), (ii) printing expenses incurred by the Company (including, without limitation, expenses of printing certificates for Registrable Securities, (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance incurred by the Company, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, members, partners, employees and affiliates of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, employees and affiliates of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, "Losses”), as incurred, arising out of or relating to (1) any untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, (2) any violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder, its directors, authorized officers, or attorneys expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder, its directors, authorized officers, or attorneys expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(iv), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c), or (iii) any such untrue statement, omission or violation is directly related to and primarily the result of a material breach of this Agreement or violation of law by Holder; or (3) any material breach of this Agreement by the Company.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents, attorneys and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, attorneys or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act, (y) a material breach of this Agreement or violation of law by Holder, or (z) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder, its directors, authorized officers, or attorneys to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder, its directors, authorized officers, or attorneys expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(iv), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities (i.e., the sale price of the Warrant Shares, less the related selling costs and commissions and the exercise price of the Warrants) giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party, in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party owing under this Section 5 (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Reports Under the Exchange Act.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

7. Miscellaneous.

(a) Other Registration Rights; Piggyback on Registrations. Except for any registration statements filed or to be filed in respect of the holders of registration rights as set forth in Schedule 3.2(v) of the Disclosure Schedules, the Company agrees and covenants that it will not register the shares of any other holder of its securities prior to registering the Shares. The Company and its security holders (other than the Holders in such capacity pursuant hereto) designated by the Company may include securities of the Company in the Registration Statement in addition to the Registrable Securities; provided, however, Company agrees to limit the inclusion of, or otherwise exclude, such securities in the Registration Statement to the extent necessary in order to satisfy its obligations pursuant to Section 2 above. If at any time the Company shall determine to register any of its securities other than pursuant to (i) a registration statement relating solely to the sale of securities to participants in a Company employee benefits plan, (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares, (iii) a registration relating to securities issued in connection an acquisition by the Company, (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, or (v) a registration relating to holders of registration rights which prohibit the Company from including in such registration shares for other selling stockholders, it shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, such Holder shall so request in writing, the Company shall use its commercially reasonable efforts to include in such registration all or any part of the Registrable Securities that such Holder requests to be registered.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable or an exemption therefrom to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as possible.

(d) Amendments and Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed by the Company and the Holders holding not less than 85% of the Registrable Securities; provided, however, that if any amendment or waiver operates in a manner that treats any Holder differently from the other Holders, the consent of such Holder shall also be required for such amendment or waiver. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement, as the case may be.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The rights under this Agreement shall be automatically assignable by any Holder to any transferee of 50% or more of such Holder’s Registrable Securities if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company promptly after such assignment; (ii) the Company is, promptly after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

(g) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ”.pdf” signature page were an original thereof.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof

(m) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreements are several and not joint with the obligations of each other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Purchaser acknowledges that no other Purchaser will be acting as agent of such Purchaser in enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of the transactions contemplated in the Transaction Documents.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ELIXIR GAMING TECHNOLOGIES,

INC.

By:
David Reberger,
Chief Financial Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Lagunitas Partners LP
Name of Purchaser

/s/ Jon D. Gruber

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Gruber & McBaine Cap Mgmt

Title: General Partner

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Jon D. & Linda W. Gruber Trust
Name of Purchaser

/s/ Jon D. Gruber

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Jon D. Gruber

Title: Trustee

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Capital Ventures International
Name of Purchaser

/s/ Michael L. Spolan

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Michael L. Spolan

Title:

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Octagon Capital Partners
Name of Purchaser

/s/ Steven Hart

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Steven Hart

Title: General Partner

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Heller Capital Investments
Name of Purchaser

/s/ Ronald I. Heller

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Ronald I. Heller

Title: CIO

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Kaia Investment Management LLC

Name of Purchaser

/s/ Oded Levy

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Oded Levy

Title: Managing Partner

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Marea Master Fund Ltd.
Name of Purchaser

/s/ Aaron Chan

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Aaron Chan

Title: Director

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

North Point Partners I, LLC

Name of Purchaser

/s/ Peter Imber

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Peter Imber

Title: Managing Member

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Cardinal Bear LLC

Name of Purchaser

/s/ Michael F. Baxter

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Michael F. Baxter

Title: Member

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Gerald Catenacci
Name of Purchaser

/s/ Debra Jennings

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Debra Jennings

Title: CFO & CCO

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Gerald Catenacci
Name of Purchaser

/s/ Debra Jennings

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Debra Jennings

Title: CFO & CCO

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Gerald Catenacci
Name of Purchaser

/s/ Debra Jennings

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Debra Jennings

Title: CFO & CCO

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

UBS O’Connor LLC f/o/o: O’Connor Pipes

Corporate Strategies Master Limited
Name of Purchaser

/s/ Jeffrey F. Putman

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Jeffrey F. Putman

Title: Executive Director

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Todd Binden
Name of Purchaser

/s/ Todd Binden

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name:

Title:

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Asgard Partners, LP
Name of Purchaser

/s/ Ron Silverton

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Ron Silverton

Title:

Its: Managing Member

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Buckland Partners Focus Fund LP
Name of Purchaser

/s/ James A. Shifren

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: James A. Shifren

Title: Principal

Its: Member of General Partner

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

The Canyon Value Realization
Fund (Cayman), Ltd.
Name of Purchaser

/s/ Joshua S. Friedman

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Joshua S. Friedman

Title: Managing Partner of Canyon Capital

Advisors LLC

Its: Investment Advisor

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Canyon Value Realization MAC 18 Ltd.
Name of Purchaser

/s/ Joshua S. Friedman

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Joshua S. Friedman

Title: Managing Partner of Canyon Capital

Advisors LLC

Its: Investment Advisor

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Canyon Value Realization Fund, L.P.
Name of Purchaser

/s/ Joshua S. Friedman

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Joshua S. Friedman

Title: Managing Partner of Canyon Capital

Advisors LLC

Its: Investment Advisor

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Chesapeake Partners Limited Partnership
Name of Purchaser

/s/ Mark Lerner

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Mark Lerner

Title: Member, CP Management LLC

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Chesapeake Partners International Ltd.
Name of Purchaser

/s/ Mark Lerner

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Mark Lerner

Title: Member, CP Management LLC

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Del Rey Management, L.P.
Name of Purchaser

/s/ Gregory A. Bied

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Gregory A. Bied

Title: Managing Partner

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Bear Stearns Sec Corp. fbo J. Steven
Emerson Roth IRA
Name of Purchaser

/s/ J. Steven Emerson

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: J. Steven Emerson

Title: Pro Investor

Its:	Sole Beneficiary, self dir. IRA

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Bear Stearns Sec Corp. fbo J. Steven
Emerson Roth IRA R/O II
Name of Purchaser

/s/ J. Steven Emerson

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: J. Steven Emerson

Title: Pro Investor

Its:	Sole Beneficiary, self dir. IRA

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Enable Growth Partners LP
Name of Purchaser

/s/ Brendan O’Neil

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Brendan O’Neil

Title: Principal and Portfolio Manager

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Alan Weichselbaum — Gimmel Partners
Name of Purchaser

/s/ Alan Weichselbaum

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Alan Weichselbaum

Title: Managing Member

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Strata Capital
Name of Purchaser

/s/ Steve Bardack

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Steve Bardack

Title: President

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Karnack Partners
Name of Purchaser

/s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Bernard Selz

Title: Managing Member, Luxor LLC

Its:	General Partner

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Ermitage Selz Fund Limited
Name of Purchaser

/s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Bernard Selz

Title: Managing Member, Selz Capital LLC

Its:	Investment Adviser

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

GAM Selection Hedge Investments Inc.
Name of Purchaser

/s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Bernard Selz

Title: Managing Member, Selz Capital LLC

Its:	Investment Adviser

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Kirsch-Cassis PSP
Name of Purchaser

/s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Bernard Selz

Title: Trustee

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PURCHASER

Selz Foundation
Name of Purchaser

/s/ Bernard Selz

Signature of Purchaser or by Authorized Person executing for Purchaser

Printed Name: Bernard Selz

Title: President

Its:

(Printed Name of Authorized Person and Title for Person executing for Purchaser)

ANNEX A

Plan of Distribution

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholders may also engage in puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act. In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

ANNEX B

Elixir Gaming Technologies, Inc.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Elixir Gaming Technologies, Inc., a Nevada corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December 10, 2007 (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes No

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes No

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes No

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes No

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. Relationships with the Company’s Independent Accountant:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company’s independent accountants, Piercy Bowler Taylor & Kern, of Las Vegas , Nevada (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:

Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Chris Y. Chen, Esq.
Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612

Fax: 949-732-6501